Ticker: Class R PORTX | Class I PORIX

Summary Prospectus
October 31, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.portfolio21.com/open_account.php.  You may also obtain this information at no cost by calling 866.209.1962.  The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Portfolio 21 Global Equity Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R	Class I
Management Fee	0.95%	0.95%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses	0.24%	0.19%
Acquired Fund Fees and Expenses (applicable if greater than 0.01% of net assets)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.45%	1.15%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R	$148	$459	$792	$1,735
Class I	$117	$365	$633	$1,398

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in common stocks of companies that Portfolio 21 (the “Advisor”) believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued.  Under normal market conditions, the Fund’s net assets (plus any borrowings for investment purposes) will be fully invested (at least 80%) in equity securities.  The Fund invests globally and has exposure to emerging and developed markets.  The Fund may invest in companies of any size, and seeks diversification by country and economic sector.

The Fund generally will invest approximately 50% (at least 40%) of its net assets in foreign companies.  Foreign companies are those that either maintain their principal place of business outside of the United States, have their securities principally traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries.  Foreign companies may include companies doing business in the United States but meet the general criteria of a foreign company described above.  The Fund generally will invest in approximately 15 to 20 (at least three) different countries outside of the United States.

The Fund’s foreign holdings may include companies domiciled in emerging markets as well as companies domiciled in developed markets.  There is no limit to the percent of the Fund’s foreign holdings that may be invested in either emerging or developed markets and therefore the Fund may be invested entirely in companies from emerging markets.

The Advisor believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that also excel at managing environmental risks and opportunities and societal impact.  The Advisor believes that a company’s understanding of environmental principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value.  Therefore, the Advisor conducts fundamental research to find companies with attractive environmental, societal, and financial attributes.  In conducting fundamental research the Advisor combines traditional investment information with proprietary environmental analysis.  The Advisor believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging environmental risks and opportunities.  The Advisor considers a company’s position on various factors such as ecological limits, environmental stewardship, environmental strategies, stance on human rights and equality, societal impact as well as its corporate governance practices.

The Advisor believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

A security will be sold within a reasonable period of time if the company no longer meets the Advisor’s environmental evaluation criteria or if the company no longer meets the Advisor’s minimum financial standards.

Additionally, the Fund may participate in securities lending arrangements of up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

Principal Investment Risks
There is a risk that you could lose all or a portion of your investment in the Fund.  The following principal risks can affect the value of your investment:

•	Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Small- and Medium-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•	Management Risk: The Advisor may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between United States and foreign regulatory practices.  These risks are enhanced in emerging markets.  Because securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies.  Additionally, with respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation.

•
Environmental Policy Risk:  The Fund’s environmental sustainability policy could cause it to underperform compared to similar funds that do not have such a policy.  Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

•
Securities Lending Risk: There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s Class R shares total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for 1, 5, and 10-year periods compare with that of a broad-based securities index and an additional index provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.portfolio21.com.

Calendar Year Total Return*
Class R

* The Fund’s year-to-date return for Class R shares as of September 30, 2013 was 14.18%.

During the period shown in the bar chart, the Fund’s Class R shares’ highest quarterly return was 20.42% for the quarter ended June 30, 2009, and the lowest quarterly return was -17.03% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2012
	1 Year	5 Years	10 Years	Since Inception
Class R
Return Before Taxes	15.17%	-0.43%	8.12%	4.35%
Return After Taxes on Distributions	15.19%	-0.38%	8.15%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	10.28%	-0.21%	7.36%	3.93%
Class I
Return Before Taxes	15.51%	-0.13%	8.44%	4.66%
MSCI World Equity IndexSM (GTR) (reflects no deduction for fees, expenses or taxes)	16.54%	-0.60%	8.08%	3.05%
MSCI World Equity Index (NTR) (reflects no deduction for fees and expenses)	15.83%	-1.18%	7.51%	2.54%

Class R shares of the Fund commenced operations on September 30, 1999.  Class I shares of the Fund commenced operations on March 30, 2007.  Performance shown for Class I shares for periods prior to its inception (10 years and Since Inception) reflects the performance of Class R shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The “Return After Taxes on Distributions” may be higher than the “Return Before Taxes” figures because the Fund receives dividends on securities that are net of foreign taxes. Such taxes are eligible for pass through of foreign tax credits.  Shareholders can use the foreign tax credits to reduce their tax liability.  With a reduced tax liability, the shareholders are then able to reinvest more of the dividends allowing for a higher return. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Advisor
Portfolio 21

Investment Team

Name	Title	Managed the Fund Since

James Madden, CFA	Chief Investment Officer and Senior Portfolio Manager	Inception (1999)
Anthony Tursich, CFA	Senior Portfolio Manager	Inception (1999)
Beth Williamson	Senior Research Analyst	2006
Emily Lethenstrom	Senior Research Analyst	2007
John Streur	President	2012

Purchase and Sale of Fund Shares
You may purchase or redeem (sell) Fund shares on any business day by written request via mail (Portfolio 21 Global Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at 866.209.1962, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax- Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Class R Shares	$5,000	$1,000	$1,000	$100
Class I Shares	$100,000	$100,000	N/A	$1,000

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Investors may pay taxes on distributions through such tax-deferred arrangements upon withdrawal of assets from the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.